UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2024

AMERICAN HONDA FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

California	001-36111	95-3472715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1919 Torrance Blvd., Torrance, California	90501
(Address of Principal Executive Offices)	(Zip Code)

(310) 972-2288

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of each exchange on which registered
0.750% Medium-Term Notes, Series A Due November 25, 2026	HMC/26A	New York Stock Exchange
3.500% Medium-Term Notes, Series A Due April 24, 2026	HMC/26F	New York Stock Exchange
Floating Rate Medium-Term Notes, Series A Due April 29, 2026	HMC/26G	New York Stock Exchange
Floating Rate Medium-Term Notes, Series A Due May 29, 2026	HMC/26H	New York Stock Exchange
1.500% Medium-Term Notes, Series A Due October 19, 2027	HMC/27A	New York Stock Exchange
3.750% Medium-Term Notes, Series A Due October 25, 2027	HMC/27B	New York Stock Exchange
0.300% Medium-Term Notes, Series A Due July 7, 2028	HMC/28A	New York Stock Exchange
5.600% Medium-Term Notes, Series A Due September 6, 2030	HMC/30A	New York Stock Exchange
3.650% Medium-Term Notes, Series A due April 23, 2031	HMC/31B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 8.01. Other Events.

On December 23, 2024, Honda Motor Co., Ltd. (“HMC”), the ultimate parent company of American Honda Finance Corporation (“AHFC”), filed a Report on Form 6-K with the Securities and Exchange Commission (the “Form 6-K”), disclosing a Notice of Execution of Memorandum of Understanding regarding, among other items, the Consideration of a Business Integration through the Establishment of a Joint Holding Company between HMC and Nissan Motor Co., Ltd. (“Nissan”). In an exhibit to the Form 6-K HMC disclosed that Nissan (HMC and Nissan are collectively referred to as the “Companies”) have agreed to begin discussions and consideration toward a business integration (the “Business Integration”) and have resolved at the boards of directors of each of the Companies to sign a memorandum of understanding (the “Honda-Nissan MOU”) regarding the consideration of the Business Integration, which has been duly executed. In the Form 6-K, HMC stated one of the potential synergies of the Business Integration expected at this stage includes: “Acquisition of Scale Advantages through Integration of Sales Finance: By integrating relevant areas of sales finance functions of the Companies and expanding the scale of operations, the Companies aim to provide a range of mobility solutions, including new financial services throughout the vehicle lifecycle, to customers of both organizations.” HMC further disclosed in an exhibit to the Form 6-K that Nissan, HMC, and Mitsubishi Motors Corporation (“Mitsubishi Motors”) have signed a memorandum of understanding to explore the possibility of Mitsubishi Motors’ participation, involvement, and synergy sharing in relation to the Business Integration through the establishment of a joint holding company outlined in the Honda-Nissan MOU.

The Form 6-K is available on HMC’s Edgar page at:

https://www.sec.gov/Archives/edgar/data/715153/000119312524283680/d921733d6k.htm.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA FINANCE CORPORATION

Date: December 27, 2024	By:	/s/ Paul C. Honda
Paul C. Honda
Vice President, Assistant Secretary and Compliance Officer

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